UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019

ANIXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10212	94-1658138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Patriot Blvd., Glenview, IL	60026
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 521-8000

Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1 par value	AXE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On December 27, 2019, Anixter International Inc. (the “Company”), issued a press release acknowledging the receipt of a revised proposal from WESCO International, Inc. (“WESCO”) to acquire all of the outstanding stock of the Company for consideration nominally valued at $93.50 per share ($63.00 in cash, $13.85 in WESCO common stock and $16.65 in face amount of WESCO preferred stock). A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information required to be reported on Form 8-K with respect to the Merger Agreement will be filed in a separate Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Anixter International Inc. dated December 27, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and these include statements using the words such as will and expected, and similar statements. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the failure of Parent and Merger Sub to obtain the necessary financing pursuant to the arrangements set forth in the commitment letters delivered pursuant to the Merger Agreement or otherwise, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the transaction, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the risk that the anticipated outcomes of the transaction will not occur in the manner contemplated, or at all, and (ix) the outcome of any legal proceedings that may be instituted against the Company or Parent or Merger Sub related to the Merger Agreement or the transaction contemplated thereby. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 28, 2018, and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 29, 2019 and June 28, 2019, filed with the SEC on February 21, 2019, April 23, 2019 and July 25, 2019, respectively, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at www.sec.gov and http://investors.anixter.com/financials/sec-filings/default.aspx. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.

Additional Information and Where to Find It.

In connection with the proposed transaction, the Company will be filing with the SEC a proxy statement (the “proxy statement”) and mail the proxy statement to its stockholders. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND OTHER RELEVANT DOCUMENTS, AND ANY RELATED AMENDMENTS OR SUPPLEMENTS, FILED WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement and other documents (when available) that the Company files with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at investors.anixter.com/financials/sec-filings or by contacting the Company’s Investor Relations Department at kevin.burns@anixter.com.

The Company and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement described above when it is filed with the SEC. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2019. These documents are available free of charge as described above. If the holdings of the Company’s securities change from the amounts provided in the proxy statement for its 2019 Annual Meeting of Stockholders, or from the amounts provided in the Proxy Statement, such changes will be set forth in the SEC filings on Forms 3, 4 and 5.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANIXTER INTERNATIONAL INC.
(Registrant)
Date: December 27, 2019
/s/ William A. Galvin
William A. Galvin President and Chief Executive Officer

Date: December 27, 2019
/s/ Theodore A. Dosch
Theodore A. Dosch Executive Vice President – Finance and Chief Financial Officer

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